Exhibit 99.2

CERTIFICATE OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION OF
MIDDLE BAY OIL COMPANY, INC.


I.

     The name of the corporation is MIDDLE BAY OIL COMPANY, INC., a corporation organized and existing under and by virtue of the Alabama Business Corporation Act (the "Corporation").

II.

     In accordance with the provisions of Article III of the Articles of Incorporation of the Corporation, the Corporation has the authority to issue not more than 2,500,000 shares of Preferred Stock of the Corporation with a $0.02 par value. The Corporation hereby designates a new series of Preferred Stock. The distinctive designation of such series shall be "Series A Preferred Stock," and the number of shares constituting such series shall be 1,666,667 shares having a stated value of $6.00 per share. The rights and preferences of the holders of the Series A Preferred Stock shall be as set forth in the following paragraphs A through I of this Article.

     A.Certain Definitions.

          "Common Stock" means, collectively, the Corporation's Common Stock, par value $.0.02 per share, and any capital stock of any class of the Corporation hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the dissolution of assets upon any liquidation, dissolution or winding up of the Corporation.

          "Dividend Payment Date" shall mean the first day of January, April, July and October in each year, commencing October 1, 1996.

          "Dividend Period" shall mean the period beginning on any Dividend Payment Date and ending on the day before the succeeding Dividend Payment Date; provided, however, that the first Dividend Period for each share of Series A Preferred Stock shall commence on the date of issuance of such share, and the last Dividend Period for each share of Series A Preferred Stock shall end on the date such share is converted into Common Stock.

          "Junior Securities" means any of the Corporation's equity securities other than the Series A Shares.

          "Liquidation Value" of any Series A Share as of any particular date will be equal to the sum of $6.00 plus, in the event of any liquidation, dissolution or winding up of the Corporation, unpaid dividends on such Series A Share shall be added to the Liquidation Value of such Share on the payment date in any liquidation, dissolution or winding up accrued to the close of business on such payment date.

          "ABCA" means the Alabama Business Corporation Act, as amended from time to time.

          "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Share" or "Series A Share" means a share of the Series A Preferred Stock.

     B.Dividends; Capital.

     1.General Obligation. When and as declared by the Corporation's Board of Directors and to the extent permitted under the ABCA, the Corporation will pay preferential dividends to the holders of its Series A Preferred Stock as provided in this paragraph B. Except as otherwise provided herein, dividends on each Share will accrue cumulatively on a daily basis at the rate of eight percent (8%) per annum of the "Liquidation Value" thereof from and including the date of issuance of such Share to and including the date on which such Share is converted (without compounding, except insofar as accrued but unpaid dividends are added to the Liquidation Value upon any liquidation, dissolution or winding up in accordance with the terms hereof). Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any Share will be deemed to be its "date of issuance," regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

     2.Distribution of Partial Dividend Payments. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Shares, such payment will be distributed ratably among the holders of Shares based upon the aggregate accrued but unpaid dividends on the Shares held by each such holder.

     3.Capital. Upon issuance of any Series A Preferred Stock, the entire consideration received therefor shall be allocated to the "capital" of the Corporation, and the Corporation shall take no action to reduce its capital in respect of the Series A Preferred Stock below the Liquidation Value of all outstanding Series a Preferred Stock.

C.Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, the holders of Shares will be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value (including the amount of any accrued but unpaid dividends) of all Shares outstanding. If, upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Shares are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders based upon the aggregate Liquidation Value of the Shares held by each such holder. The Corporation will mail written notice of such liquidation, dissolution or winding up not less than 60 days prior to the payment date stated therein, to each record holder of Shares. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, the sale or transfer by the Corporation of all or any part of its assets nor the reduction of the capital stock of the Corporation will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph C.

D.Voting Rights. Except as provided otherwise by law, the Series A Preferred Stock will have no voting rights.

E.Conversion.

1.Conversion by Holder. At any time after issuance of the Shares, any holder of Shares may convert all or any portion of the Shares held by such holder into shares of Common Stock, at a ratio (i) at any time on or before January 1, 1998, two shares of Common Stock for each Share of Preferred Stock and (ii) at any time on or after January 1, 1998, at a ratio of two shares of Common Stock for each Series A Preferred Share times 1.08 times the number of full years (excluding partial years) which have elapsed since January 1, 1998 to the date of conversion. Any such conversion will be deemed effected at the close of business on the date which the certificate or certificates representing the Shares to be converted have been delivered by the holder to the Corporation at its principal office, together with a request for conversion of such Shares.

2.Conversion Procedures.

a.At such time as a conversion has been effected, the rights of the holder of such Shares as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

b.As soon as possible after a conversion has been effected, the Corporation will deliver to the holder of Shares being converted:

(1)A certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

(2)Payment in an amount equal to all accrued dividends through the date of conversion with respect to each Share converted, which have not been paid prior thereto; and

(3)A certificate representing any Shares which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

c.If for any reason the Corporation is unable to pay any accrued dividends payable on the Shares being converted, the Corporation will pay such dividends to the converting holder as soon thereafter as funds of the Corporation are legally available for such payment. At the request of any such converting holder, the Corporation will provide such holder with written evidence of its obligation to such holder.

d.The issuance of certificates for shares of Common Stock upon conversion of Shares will be made without charge to the holders of such Shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of each Share, the Corporation will take all such actions as are necessary in order to insure that the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

e.The Corporation will not close its books against the transfer of Shares or of Common Stock issued or issuable upon conversion of Shares in any manner which interferes with the timely conversion of Shares.

F.Optional Redemption.

1.The Series A Preferred Stock may be redeemed, in whole or in part, upon notice given as provided in paragraph F.2 (but subject to the terms and conditions hereinafter set forth), at the option of the Corporation, at any time and from time to time after January 1, 2007, at a redemption price of $6.00 per Share, together with dividends accrued and unpaid thereon to the date of redemption (the "Redemption Price"), so long as funds are legally available for such redemption.

2.If pursuant to paragraph F.2 the Corporation shall redeem any shares of Series A Preferred Stock, the Corporation shall give written notice of such redemption to each holder of record of Series A Shares to be redeemed not less than thirty (30) nor more than ninety (90) days prior to the date fixed for redemption, by certified mail enclosed in a postage-paid envelope addressed to such holder at such holder's address as the same shall appear on the books of the Corporation. Such notice shall (i) state that the Corporation has elected to redeem such Shares, (ii) state the date fixed for redemption, (iii) state the Redemption Price and (iv) call upon such holder to surrender to the Corporation on or after said date at its principal place of business designated in such notice a certificate or certificates representing the number of Series A Shares to be redeemed in accordance with such notice. On or after the date fixed in such notice for redemption, each holder of shares of Series A Preferred Stock to be so redeemed shall present and surrender the certificate or certificates for such Shares to the Corporation at the place designated in said notice, and thereupon the Redemption Price of such Shares shall be paid to, or to the order of, the Person whose name appears on such certificate or certificates as the owner thereof. From and after the date fixed in any such notice as the date for redemption, unless default shall be made by the Corporation in providing for the payment of the Redemption Price pursuant to such notice, all rights of the holders of the Series A Shares so redeemed, except the right to receive the Redemption Price (but without interest thereon), shall cease and terminate. If less than all of the outstanding Series A Shares are to be redeemed, the Shares to be redeemed shall be allocated among the holders thereof in proportion to the respective number of Shares held by them.

3.Any Series A Shares redeemed by the Corporation shall be retired but may be reissued by the Corporation from time to time by action of its Board of Directors.

G.Covenants of Corporation. So long as any of the Shares are outstanding, the Corporation shall do all of the following (the "Covenants"):

1.Maintain its corporate existence in good standing;

2.Maintain the general character of its business and conduct its business in its ordinary and usual manner;

3.Maintain proper business and accounting records;

4.Comply with and perform all material obligations and duties imposed upon it by federal, state and local laws and all rules, regulations and orders imposed by federal, state or local governmental authorities, except as may be contested by them in good faith by appropriate proceedings;

5.Make any change in its Articles of Incorporation or Bylaws;

6.Deliver to the holders of the Series A Preferred Shares, within the times required for the filing of SEC Forms 10-K and 10-Q, true and correct copies of the annual and quarterly financial statements of the Corporation, which statements shall be prepared in compliance with the Rules and Regulations of the Securities and Exchange Commission;

7.Deliver to the holders of the Series A Preferred Shares annual reports of reserves of oil and gas and all revisions thereto within twenty (20) business days of the completion of the preparation thereof;

8.Comply with all financial covenants in all loan agreements or credit facilities to which the Corporation is a party; and

9.Timely make all filings and submit all reports required by the Rules and Regulations of the Securities and Exchange Commission.

H.Voting. The holders of the Series A Preferred Stock shall have the sole and exclusive right to vote, in lieu of the vote of holders of Common Stock or any other capital stock of the Corporation, in the event of any Event of Default. An Event of Default shall be deemed to have occurred in the event: (i) the Corporation shall fail to declare or timely pay any dividend on the Series A Preferred Stock or (ii) there is a breach of any of the Covenants which remains uncured thirty (30) calendar days after the Corporation shall have received notice of such breach from any holder of any of the Shares.

I.Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be deemed to have been given either when delivered personally or three business days after having been mailed by registered or certified mail, return receipt requested, postage prepaid (i) to the Corporation, at its principal executive offices, and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

J.Remedies. The remedies afforded the holders of Shares in this paragraph are cumulative and not sole or exclusive.

K.Conflict With Other Provisions. In the event of any conflict between the provisions of this Section and any other provisions of this Certificate of Amendment to the Articles of Incorporation, then the provisions of this Section shall govern and control.

     IN WITNESS WHEREOF, Middle Bay Oil Company, Inc. has caused this Certificate of Amendment to be signed by its President and attested by its Secretary this _________ day of August, 1996.

                                     MIDDLE BAY OIL COMPANY,  INC.

ATTEST:
                                     By:     /S/ John J. Bassett
                                             President
/s/ Lynn M. Davis
Secretary